Exhibit 10.29
2011 COMPENSATION INFORMATION FOR REGISTRANT’S EXECUTIVE OFFICERS
The table below provides information regarding (i) the base salary of each executive officer of GTx, Inc. (the “Company”), effective as of January 1, 2011 (except as noted), and (ii) the target cash bonus award for Fiscal 2011 for each of the Company’s executive officers under the Company’s Executive Bonus Compensation Plan, expressed as a percentage of applicable base salary:

				2011
		2011		Target
		Annual		Bonus (%
Executive Officer	Title	Salary ($)		of Salary)
Mitchell S. Steiner	Chief Executive Officer and Vice-Chairman of the Board of Directors	525,000		65
Marc S. Hanover	President and Chief Operating Officer	456,750		55
Ronald A. Morton, Jr.	Vice President, Chief Medical Officer	452,025	(1)	30
James T. Dalton	Vice President, Chief Scientific Officer	400,000		30
Henry P. Doggrell	Vice President, General Counsel and Secretary	351,281	(2)	30
Mark E. Mosteller	Vice President, Chief Financial Officer and Treasurer	298,083		30

(1)	Dr. Morton will also be eligible for tax gross-up payments related to certain travel expenses paid by the Company during 2011 on his behalf.

(2)	Effective as of February 21, 2011.